Exhibit 99.1

Slide: 1 Title: Merrill Lynch Leveraged Finance Conference November 14, 2007

Slide: 2 Title: Forward Looking Statements Body: Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties as detailed in our annual report on Form 10-K for the year ended December 31, 2006, Form 10-Q for the 6 months ended June 30, 2007, and Form 10-Q for the 9 months ended September 30, 2007 filed with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules.  Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

Slide: 3 Body: Leading provider of medical equipment “Lifecycle Services”  Customer base of > 3,850 Hospitals, > 3,550 Alternate Care Sites, and relationships with > 200 Manufacturers  Largest most modern Rental fleet in the industry:  > 190,000 units owned and ~ 400,000 customer units managed and maintained UHS - Who We Are<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

Slide: 4  What We Do: Examples of Medical Equipment Rental Fleet Infusion Pumps  Ventilators  Monitors  Specialty Beds  Bariatrics  UHS is involved with numerous other products, but we’re not a manufacturer.

Slide: 5  Equipment Rental Body: Medical Equipment in Times of Peak Need or Emergency Hospital Customer Needs Satisfied by UHS Customer Need  UHS Solution  Peak Needs Rental  Owned Equipment  Winter Spring Summer Fall  UHS is the Moveable Medical Equip. Rental Market Leader

Slide: 6  Hospital Customer Needs Satisfied by UHS Customer Need  UHS Solution Body: Low Asset Utilization & Lost Equipment Nurse Hoarding of Equipment Medication Errors Nursing Distractions due to Poor Equipment Management  Asset Management Partnership Program  People  Technology  Processes  Saves Hospitals money and allows Nurses to Focus on Patient Care

Slide: 7  Hospital Customer Needs Satisfied by UHS Customer Need  UHS Solution Body: Broken or   Non-Functional Equipment  Obsolete or   Unused Equipment  Asset Recovery & Brokerage  Maintain & Repair Services Preventative CHAMP Supplemental / Peak Needs

Slide: 8  Manufacturer Needs Satisfied by UHS Manufacturer Need  UHS Solution Body: Nationwide Repairs, Upgrades, Recalls  National Service Infrastructure  Product Introduction & Rental Option End of Life Retrievals and Trade-ins Rental Partnerships Trade Desk

Slide: 9 Title: Equipment “Lifecycle” Approach is Key  Broadening our focus to the Equipment Lifecycle has diversified our product offerings and dramatically enhanced our growth opportunities

Slide: 10  No reimbursement from Medicare or Medicaid - - -  paid directly by the hospitals and alternate care facilities  Bad Debt expense ~ 0.50% of Revenue  Title: Consistent Growth & Reimbursement Stability  Adjusted EBITDA Track Record  Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations  Consistent growth in both good and challenging market settings!

Slide: 11  Opportunistic Lifecycle Strategy Has Significantly Expanded Addressable Markets  UHS’ Historical Rental Market   Wound Therapy  Bed / Stretcher / Surface Rental  ~ $300 ~ $900 ~ $600    Traditional Asset Mgmt $3,000 +  Infusion is primary driver   UHS internal estimates of addressable <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />U.S. markets in millions   Expanded Asset Mgmt $2,000 +  Beds + Wound Therapy are new drivers

Slide: 12  Quote from a Fortune 500 medical equipment manufacturer: “We are developing medical equipment that provides better and better therapies and outcomes for patients.  The problem is that our customers are less and less able to afford them, or to make effective clinical use of them in the current healthcare setting.”  The “New Technology Conundrum”

Slide: 13  Implications of the Proliferation of New Technology  Manufacturers  Caregivers  Patients  Sales?  Recalls?  Product Introduction?  Increased Product  Complexity?  Efficiency?  Training?  Patient Outcomes?  Affordability of New Products?  Prevention of Falls, Infections?  More Nurse Time at Bedside?  Nurse Shortages?

Slide: 14  UHS is Well Positioned to Smooth the Implementation Costs and Processes of New Technology  Manufacturers  Caregivers  Patients  UHS’ Equipment Lifecycle Offerings  UHS’ Manufacturer Services Programs  New Product Introduction Recalls & Upgrades Software Maintenance Product Training Rental Partner  Reduce Capex & Operating Costs Improve Utilization Improve Nursing Satisfaction Improve Patient Safety & Outcomes

Slide: 15 Title: 2007 Performance

Slide: 16  2007 Market Setting  Weak Census in 1st Half  Sub-par Flu Season  High Gasoline Costs  Challenges  Opportunities  Customer Growth  Asset Management Partnership Programs

Slide: 17 (Gp:) GPO  (Gp:) GPO Sole-source contract signing  Dual-source contract signing  Past Investments (people and technology) Have Fueled Growth in Outsourcing  17% Increase in Outsourcing Customer Count in Past Year

Slide: 18 Title: Financial Summary ($ millions) Body: Revenues Adjusted EBITDA  Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations  UHS

Slide: 19 Title: 2007E Guidance ($ millions) Body:  Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

Slide: 20 Title: Leverage & Liquidity Overview – September 30, 2007  ($ millions)  9/30/07 Borrowing Base  $135  Available Liquidity    = $133   $2 (LOCs) Leverage Calculation 8.50% PIK Notes $  230.0 Floating Rate Notes  230.0  10.125% Notes   9.9 Revolver  - Capitalized Leases  6.8 Net Debt at 9/30/07  $  476.7  + Accrued Interest 13.9 Net Debt & Accrued Interest $ 490.6  2007E EBITDA   Mid $90’s  Leverage     Low 5’s  Swapped to all-in fixed rate of 9.07% through 6/1/2012  Semi-annual Note Interest Payment is Dec 3rd

Slide: 21 Body: Continued growth from new and existing customers  Execution on new market opportunities:  Build on the established momentum in Beds /    Stretchers / Surfaces with Stryker  Grow market presence in Wound Therapy    with Smith & Nephew  Asset Management signings at the Hospital System level, and expand into Beds and Wound Therapy  We will continue to be opportunistic and remain focused on execution  2008 Outlook

Slide: 22 Title: Appendix

Slide: 23 Title: EBITDA Reconciliation ($ millions) Body:  Adjusted EBITDA Reconciliation.  Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures.  EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations.  EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure.  Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern.  A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

Slide: 24 Title: EBITDA Reconciliation 2000 –  2007 ($ millions) Body:  Adjusted EBITDA Reconciliation.  Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures.  EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations.  EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure.  Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern.  A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included above (millions).

Slide: 25 Title: Accrual Capex Reconciliation  ($ millions) Body: